INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements	P-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2010	P-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations As of September 30, 2010	P-4

Unaudited Pro Forma Condensed Consolidated Statement of Operations As of December 31, 2009	P-5

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	P-6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial information is based upon historical consolidated financial statements of Oak Tree Educational Partners, Inc. (Oak Tree) and its wholly owned subsidiaries, Educational Investors, Inc. (EII), Valley Anesthesia, Inc. (VAI) and Training Direct, LLC (TD).  The pro forma financial information has been prepared to reflect the Merger of Educational Training Institute, Inc. (ETI) (the Merger) and the acquisitions of Culinary Tech Center, LLC (CTC) and Professional Culinary Academy, LLC (PCA) (the Acquisitions).  The historical condensed consolidated financial information has been adjusted to give effect to the pro forma events that are directly attributable to the Merger and Acquisitions and are factually supportable and reasonably estimable with respect to these transactions.  The unaudited pro forma condensed consolidated balance sheet has been prepared as of September 30, 2010 to give effect to the Merger and Acquisitions as if they had occurred on that date.  The unaudited pro forma condensed consolidated statements of operations, which have been prepared for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the Merger and Acquisitions as if they had occurred at the beginning of each such period presented.  The pro forma statements are presented for illustrative purposes only and are not necessarily indicative of what Oak Tree’s actual results would have been had the merger and acquisitions been completed on the dates indicated above.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

	OAK TREE EDUCATIONAL PARTNERS, INC. AND SUBSIDIARIES	EDUCATIONAL TRAINING INSTITUTE, INC.	CULINARY TECH CENTER LLC	PROFESSIONAL CULINARY ACADEMY LLC		PRO FORMA
	September 30, 2010	September 30, 2010	September 30, 2010	September 30, 2010		ADJUSTMENTS	PRO FORMA
	(Historical)	(Historical)	(Historical)	(Historical)		Debits (Credits)	CONSOLIDATED
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$451,170	$13,029	$7,158	$2,820	A	$788,558	$1,262,735
Accounts receivable	163,098	201,826	746,983	200,652			1,312,559
Inventory and prepaid expenses	264,090	2,718	-	18,172	B,D	(198,243)	86,737
Total current assets	878,358	217,573	754,141	221,644		590,315	2,662,031

Fixed assets at cost less accumulated depreciation	207,406	6,896	7,838	5,267		-	227,407

Other Assets:
Intangible assets less accumulated amortization	3,873,666				B,F	1,933,075	5,806,741
Deferred tax asset	19,245					-	19,245
Goodwill	323,296				B	295,333	618,629
Financing Costs					B,D,H	459,975	459,975
Other	95,409	8,600	514	624			105,147
Total other assets	4,311,616	8,600	514	624		2,688,383	7,009,737

	$5,397,380	$233,069	$762,493	$227,535		$3,278,698	$9,899,175

LIABILITIES, STOCKHOLDERS' AND MEMBERS' EQUITY

Current Liabilities:
Bank loan payable	$-	$18,928	$-	$-		$-	$18,928
Current maturities of other liabilities	339,124	-	-	-	A	87,032	426,156
Accounts payable	159,495	57,924	56,644	29,132		-	303,195
Accrued expenses	92,182	16,940	34,463	15,996	D,E,G	428,846	588,427
Income taxes payable	-	31,476	-	-		-	31,476
Deferred revenue	825,712	167,390	247,745	149,834		-	1,390,681
	1,416,513	292,658	338,852	194,962		515,878	2,758,863

Long term liabilities, net of current portion:
Senior Secured Note					A,C, I	2,147,899	2,147,899
Note payable	1,438,675	-	-	-		-	1,438,675
Capital lease obligation	15,116	-	-	-		-	15,116
Other	199,495	-	-	-	B	845,835	1,045,330
	1,653,286	-	-	-		2,993,734	4,647,020

STOCKHOLDERS' AND MEMBERS EQUITY
Capital stock	782	2,500	-	-	B,C	(2,191)	1,091
Additional paid-in capital	4,373,670	-	-	-	B,C,D	902,479	5,276,149
Retained earnings	(1,906,466)	(62,089)	-	-	B	(674,988)	(2,643,543)
Shares held in escrow	(119,505)	-	-	-		-	(119,505)
Members' equity	-	-	423,641	32,573	B	(456,214)	-
Note receivable - stockholders	(20,900)	-	-	-		-	(20,900)
	2,327,581	(59,589)	423,641	32,573		(230,914)	2,493,292

	$5,397,380	$233,069	$762,493	$227,535		$3,278,698	$9,899,175

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2010

	OAK TREE EDUCATIONAL PARTNERS, INC. AND	EDUCATIONAL TRAINING INSTITUTE, INC.	CULINARY TECH CENTER LLC	PROFESSIONAL CULINARY ACADEMY LLC
	SUBSIDIARIES For the Nine Months Ended September 30, 2010	For the Nine Months Ended September 30, 2010	For the Nine Months Ended September 30, 2010	For the Nine Months Ended September 30, 2010		PRO FORMA ADJUSTMENTS	PRO FORMA
	(Historical)	(Historical)	(Historical)	(Historical)		Debits (Credits)	CONSOLIDATED
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

Net revenue	$2,298,840	$848,939	$1,561,951	$551,521	J	$(663,766)	$4,597,485

Costs and expenses:
Cost of revenue	884,486	142,297	469,187	190,373			1,686,343
Selling and administrative expenses	1,366,761	478,399	673,867	417,050	E,J	(562,304)	2,373,773
Acquisition costs	-	-			D	73,103	73,103
Stock Based Compensation	258,195	-				-	258,195
Depreciation and amortization	369,996	547	1,340	172	F,H	165,691	537,746
	2,879,438	621,243	1,144,394	607,595		(323,510)	4,929,160

Income (loss) from operations	(580,598)	227,696	417,557	(56,074)		(340,256)	(331,675)

Other income (expense):
Interest expense	(252,916)	(3,293)			G,I	(396,821)	(653,030)
Interest income	1,004	-				-	1,004
	(251,912)	(3,293)	-	-		(396,821)	(652,026)

Income (loss) before income taxes	(832,510)	224,403	417,557	(56,074)		(737,077)	(983,701)

Provision for (benefit from)income taxes
Current		(2,121)				-	(2,121)
Deferred		-				-	-
	-	(2,121)	-	-		-	(2,121)

Net Income (loss)	$(832,510)	$226,524	$417,557	$(56,074)		$(737,077)	$(981,580)

Net (loss) per share - basic and diluted							$(0.10)

Weighted average number of common shares outstanding - basic and diluted							9,998,333

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	OAK TREE EDUCATIONAL PARTNERS, INC. AND SUBSIDIARIES (Pro Foma, as previously	EDUCATIONAL TRAINING INSTITUTE, INC.	CULINARY TECH CENTER LLC	PROFESSIONAL CULINARY ACADEMY LLC		PRO FORMA ADJUSTMENTS	PRO FORMA
	reported(1))	(Historical)	(Historical)	(Historical)		Debits (Credits)	CONSOLIDATED
	(Unaudited)	(Audited)	(Audited)	(Audited)		(Unaudited)	(Unaudited)

Net revenue	$2,923,677	$2,885,070	$297,299	$444,519	J	$(235,000)	$6,315,565

Costs and expenses:
Cost of revenue	1,040,763	967,548	182,385	220,982			2,411,678
Selling and administrative expenses	1,176,764	1,247,790	79,954	212,964	E,J	(184,600)	2,532,872
Acquisition costs	393,015	-			B	73,103	466,118
Stock Based Compensation	1,098,678	-				-	1,098,678
Depreciation and amortization	497,170	1,170	907	49	F,H	220,921	720,217
	4,206,390	2,216,508	263,246	433,995		109,424	7,229,563

Income (loss) from operations	(1,282,713)	668,562	34,053	10,524		(344,424)	(913,998)

Other income (expense):
Interest expense	(118,347)	(2,259)			G,I	(525,034)	(645,640)
Interest income	4,485	-				-	4,485
	(113,862)	(2,259)	-	-		(525,034)	(641,155)

Income (loss) before income taxes	(1,396,575)	666,303	34,053	10,524		(869,458)	(1,555,153)

Provision for (benefit from) income taxes
Current	44,245	30,633				-	74,878
Deferred	(44,245)	-				-	(44,245)
	-	30,633	-	-		-	30,633

Net Income (loss)	$(1,396,575)	$635,670	$34,053	$10,524		$(869,458)	$(1,585,786)

Net (loss) per share - basic and diluted							$(0.29)

Weighted average number of common shares outstanding - basic and diluted							5,439,572

(1) As reported in the Oak Tree Educational Partners, Inc. Form S-1/A filed with the SEC on October 1, 2010.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to the balance sheet as of September 30, 2010 and to the statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

A.           To reflect the impact in the pro forma financial statements for the borrowing of $3,000,000 under the secured debt facility.

Cash received from borrowing	$788,558
Payment of Seller Note Payable - Current Portion	212,968
Financing costs paid	498,474
Cash paid for acquisitions	1,500,000
$3,000,000
Note Payable - Current Portion	$300,000
Note Payable	2,700,000
$3,000,000

B.           To reflect the impact in the pro forma financial statements for the issuance of 1,200,000 shares of the Company’s common stock issued to the shareholders in connection with the merger of ETI and the acquisitions of CTC and PCA.

Cash Disbursed in the acquisition for purchase of CTC and PCA	$1,500,000
Common Stock Issued in Merger, par value $0.0001	120
Additional paid in Capital for shares issued in Merger	347,880
Note for payout of equity	396,625
Present Value of contingent consideration under future earnout	449,210
Other	1,123
$2,694,958
Identified intangible assets acquired	2,003,000
Value assigned to goodwill acquired in the transaction	295,333
Equity of acquired subsidiaries	396,625
$2,694,958
Accrued and expensed estimated acquisition-related costs	$73,103

C.           To reflect the impact in the pro forma financial statements for the common stock and warrants issued in connection with the loan.

Pro forma adjustment description

September 30, 2010

Discount on Note Payable	$649,531

Common Stock	$(189)

Additional Paid in Capital	$(649,342)

D.           To reflect the impact of prepaid and accrued financing costs and acquisition related costs as of the date of the financing, merger and acquisition.

Pro forma adjustment description

September 30, 2010

Financing Costs	$57,267

Acquisition Related Costs	$73,103

Additional Paid In Capital	$94,743

Prepaid Expenses	$(197,120)

Accrued Expenses	$(27,993)

E.           To reflect the impact in the pro forma financial statements of the revised employment agreements of management as if the revised agreements became effective at the beginning of all pro forma periods.

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Salaries	$101,462	$50,400

F.           To reflect the impact in the pro forma financial statements of amortization expense resulting from the acquisition of identified intangible assets as if the assets had been acquired at the beginning of all pro forma periods.

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Amortization Expense	$69,925	$93,233

G.           To reflect the impact in the pro forma financial statements related to the interest expense on the borrowings under the senior secured financing as if the borrowings had occurred at the beginning of all pro forma periods.

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Interest Expense	$299,391	$395,128

H.           To reflect the impact in the pro forma financial statements of amortization expense resulting from the costs incurred in connection with the borrowings under the senior secured financing as if the borrowings had occurred at the beginning of all pro forma periods.

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Amortization Expense	$95,766	$127,688

I.           To reflect amortization of debt discount

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Interest, Note Payable	$97,430	$129,906

J.           To eliminate management fees between ETI, CTC and PCA

Pro forma adjustment description

	September 30, 2010	December 31, 2009

Management Fees	$663,766	$235,000